UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                  June 2, 2008
                                  ------------
                Date of Report (Date of earliest event reported)


                        CHINA CRESCENT ENTERPRISES, INC.
              -----------------------------------------------------
             (Exact name of Registrant as specified in its charter)


                              NEWMARKET CHINA, INC.
             ------------------------------------------------------
                          (Former name, if applicable)

Nevada                         0-14306                   84-0928627
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(State or other jurisdiction   (Commission File Number)      (IRS Employer
of incorporation)                                        Identification Number)

                14860 Montfort Drive, Suite 210, Dallas, TX 75254
              -----------------------------------------------------
              (Address of principal executive offices) (Zip Code)


                                 (214) 722-3040
                          -----------------------------
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                 SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.03 Amendments to Articles of  Incorporation  or Bylaws;  Change in Fiscal
Year

     On or about May 23, 2008, the Company mailed a notice to its shareholders notifying them, that the Company was changing its name from NewMarket China, Inc. to China Crescent Enterprises, Inc. The name change was effective on June 2, 2008.


                            SECTION 8 - OTHER EVENTS

Item 8.01 Other Events

     On August 1, 2008, the Company adopted a Stock Option and Award Plan whereby 10,000,000 common shares were authorized to be issued to consultants, employees, and/or directors.


                  SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

         a)       Financial Statements:

                  None

         b)       Exhibits:

                  10.1     Stock Option and Award Plan


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


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 27, 2008                      China Crescent Enterprises, Inc.


                                            By: /s/ Philip J. Rauch
                                                --------------------------------
                                                     Philip J. Rauch
                                                     Chief Financial Officer



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